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10-K

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS THAT the undersigned directors and officers of McKesson Corporation, a Delaware corporation (the "Company"), do hereby constitute and appoint Ivan D. Meyerson and Kristina Veaco his or her true and lawful attorney and agent, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director and/or Officer, under the Securities Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended March 31, 2003, and thereafter to execute and file any and all amendments to such Form, whether filed prior or subsequent to the time such Form becomes effective. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

  /s/  Tully M. Friedman                       /s/  Robert W. Matschullat
-----------------------------------------    -----------------------------------
Tully M. Friedman, Director                  Robert W. Matschullat, Director

  /s/  William R. Graber                       /s/  James V. Napier
-----------------------------------------    -----------------------------------
William R. Graber, Senior Vice President     James V. Napier, Director
and Chief Financial Officer
(Principal Financial Officer)

  /s/  John H. Hammergren                      /s/  Carl E. Reichardt
-----------------------------------------    -----------------------------------
John H. Hammergren, Chairman, President,     Carl E. Reichardt, Director
Chief Executive Officer and Director
(Principal Executive Officer)

  /s/  Alton F. Irby III                       /s/  Jane E. Shaw
-----------------------------------------    -----------------------------------
Alton F. Irby III, Director                  Jane E. Shaw, Director

  /s/  M. Christine Jacobs                     /s/  Richard F. Syron
-----------------------------------------    -----------------------------------
M. Christine Jacobs, Director                Richard F. Syron, Director

  /s/  Marie L. Knowles                        /s/  Nigel A. Rees
-----------------------------------------    -----------------------------------
Marie L. Knowles, Director                   Nigel A. Rees, Vice President and
                                             Controller
                                             (Principal Accounting Officer)

Dated: March 26, 2003